UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2014

Commission File Number: 000-50502

Millennium Healthcare Inc.

(Exact Name of registrant as Specified in Its Charter)

Delaware	11-3229358
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

400 Garden City Plaza, Suite 440, Garden City, New York 11530

(Address of principal executive offices)

516-628-5500

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

From February 20, 2014 to April 8, 2014, Millennium HealthCare Inc., a Delaware corporation (the “Company”) completed a private placement and closed on four units of its securities for gross proceeds of $1,875,000 pursuant to a Subscription Agreement between the Company and the Subscribers to the Subscription Agreement.  Each unit (“Unit”) consists of one thousand shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and one share of Series G Preferred Stock (“ Series G Preferred Stock”), which have the rights and preferences set forth in the Certificate of Designation, Preferences, Rights and Limiations of Series G Preferred Stock of the Comapny.

Holders of Series G Preferred Stock shall be entitled to receive, along with the Series F Preferred Stock holders, and the Company shall pay, a quarterly dividend of 10% of the Company’s earnings before interest, taxes and amortization. For purposes of allocating the 10% dividend proportionally to the Series F Preferred Stock and G Preferred Stock holders, Series G Preferred Stock will be weighted and valued at 1,000 times that of Series F Preferred Stock. The Series G Preferred Stock shall expire or be redeemable for $1,000 immediately after holders of the Preferred Stock have received an aggregate of $1,200 of dividends for every share of Preferred Stock they hold. A copy of the Certificate of Designation is filed as Exhibit 3.1 to the Current Report of the Company filed with the Securities and Exchange Commission on March 13, 2014 and is incorporated herein by reference in its entirety.

The securities described above were all sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws.

The foregoing descriptions of the Subscription Agreement and the Series G Preferred Stock are qualified in their entirety by reference to the full text of the Subscription Agreement and the Certificate of Designation, Preferences, Rights and Limitations of Series G Preferred Stock

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Certificate of Designation, Preferences, Rights and Limitations of Series G Preferred Stock (incorporated by reference to the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission on March 3, 2014);

10.1	Form of SPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Millennium Healthcare Inc.

DATE: April 14, 2014	By:	/s/ Dominick Sartorio
Dominick Sartorio
Chief Executive Officer